Exhibit 99.2

 This presentation contains certain “forward-looking statements” based on management’s current expectations. Forward-looking statements include, but are not limited to statements which can be identified by the use of forward-looking terminology such as "may," "will," “can,” "should," "expect," "intend," "estimate," "continue," "project," "guidance," "forecast," “outlook,” "anticipate," “moving,” “leveraging,” “capitalizing,” “developing,” “drive,” “targeting,” “assume,” “plan,” “build,” “pursue,” “maintain,” “on track,” “well positioned to,” “look forward to,” “to acquire,” “achieve,” “focus,” “strategic vision,” “growth opportunities,” “Acceleration Program,” “we are accelerating” or comparable terms, and similar or other references to future periods. Statements herein regarding our business and growth strategies; our plans, objectives, goals, beliefs, future events, business conditions, results of operations and financial position; and our business outlook and business trends are forward-looking statements.Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements due to a number of important factors. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:the impact of the Covid-19 pandemic;the ability to control costs and successfully execute our growth strategies and our Acceleration Program; the impact of economic conditions;the ability to anticipate consumer preferences;the risks associated with operating in international markets;the ability to achieve intended benefits, cost savings and synergies from acquisitions; the risk of cybersecurity threats and privacy or data security breaches; and, the impact of legislation.Please refer to the Company’s latest Annual Report on Form 10-K, Quarterly Report on Form 10-Q and its other filings with the Securities and Exchange Commission for a complete list of risks and important factors.We assume no obligation to revise or update any such forward-looking statements for any reason, except as required by law.   2

   tapestry  optimistic, innovative, inclusive  OUR VALUES:  brand-led, consumer-centric meritocracy  OUR PRINCIPLES:  global, unique & differentiated  OUR BRANDS:  disciplined, shared & scalable  OUR MODEL:   3

 DEFINED BY INCLUSIVITY RATHER THAN EXCLUSIVITY, we area global house of brands that embraces the exploration of individuality.We believe that true luxury is a freedom of expression that ignites confidence and authenticity.Approachable and inviting, we celebrate brands that create joy every day for people around the world. Our passion, detailed approach and genuine love of what we do enables us to develop and nurture brands so that they can reach their full potential.The value of our brands is not bestowed by previous generations or borrowed from tradition. It is determined by quality, craftsmanship, creativity and the opportunity for self-expression they provide. We believe anyone from anywhere can have the best idea, and with hard work and dedication anything is possible.   4

   established 1941  INCLUSIVE  AUTHENTIC  COURAGEOUS  established 1986  SOPHISTICATED  STYLISH  CONFIDENT  established 1993  COLORFUL  JOYFUL  OPTIMISTIC   5

 TAPESTRY PRODUCT, GEOGRAPHIC & CHANNEL BREAKDOWNGLOBAL HOUSE OF BRANDS WITH STRONG DIRECT-TO-CONSUMER DISTRIBUTION     6  As of FY20. Reflects adjustments to Wholesale penetration figure from previously reported number.

   Leadership Team  Todd KahnInterim CEO and Brand President, Coach; President and Chief Administrative Officer  Giorgio SarnéCEO and Brand President,Stuart Weitzman  Liz FraserCEO and Brand President,Kate Spade  Joanne CrevoiseratChief Executive Officer  Andrea Shaw ResnickInterim Chief Financial Officer; Global Head of Investor Relations & Corporate Communications  Noam ParanskyChief Digital Officer  Tom Glaser Chief Operations Officer  Sarah DunnGlobal Human Resources Officer  Yann BozecPresident, Tapestry Asia Pacific;CEO and President, Coach China  David HowardSenior Vice President, General Counsel and Secretary

   update  1Q21

 DELIVERED TOP AND BOTTOM-LINE RESULTS MATERIALLY AHEAD OF EXPECTATIONS  1Q21 RESULTS OVERVIEW  Generated strong profit growth across our portfolio of brands in the face of a challenging backdropAchieved a significant increase in EPS and generated positive free cash flow of $64 million  REMAIN CONFIDENT IN OUR STRATEGY AND LONG-TERM POTENTIAL  DEMONSTRATED PROGRESS ON acceleration program   9  Strength of our first quarter results demonstrates the bold actions we are implementing as part of our Acceleration ProgramWe are increasingly confident in our ability to drive sustainable top and bottom-line growth that will create long-term value for all of our stakeholders  Non-GAAP Financials.

   Realized a significant  reduction in SG&A expense year-over-year, reflecting effective cost management  20%   10  1Q21 RESULTS EXCEEDED EXPECTATIONS, HIGHLIGHTING THE power  Non-GAAP Financials.     e-commerce revenue growth, while simultaneously improving global store sales trends  triple-digit  Second consecutive quarter of     Generated  of operating margin expansion compared to prior year  720 bps    Delivered  double-digit  revenue growth in China      Year-over-year revenue trends  improved  sequentially across all brands  OF OUR BRANDS & resilience OF OUR BUSINESS    year-over-year, driven in part by lower, more disciplined promotional activity  320 bps  Gross margin increased by

     PROGRAM  acceleration

  12  acceleration  noun  /akˌseləˈrāSH(ə)n/  the act of accelerating; increase of speed or velocity.     we are accelerating growth & profitability    we are accelerating our focus on the consumer    we are accelerating with agility & urgency together

          13  SHARPEN OUR FOCUS ON THE CONSUMER  Operate with a clearly defined purpose and strategy for each brand and an unwavering focus on the consumer at the core of everything we do  LEVERAGE DATA & LEAD WITH A DIGITAL-FIRST MINDSET  Build significant data and analytics capabilities to drive decision-making and increase efficiencyOffer immersive customer experiences across our e-commerce and social channels Reevaluate the role of stores with an intent to optimize our fleet   Move with greater agilitySimplify internal processesEmpower teams to act quickly to meet the rapidly changing needs of the consumer  TRANSFORM INTO A LEANER & MORE RESPONSIVE ORGANIZATION  OUR acceleration program IS FOCUSED ON BETTER MEETING THE NEEDS OF OUR CUSTOMERS  RESULTING IN ACCELERATED GROWTH & ENHANCED PROFITABILITY ACROSS THE PORTFOLIO

  14  acceleration program HIGHLIGHTS  MEANINGFUL PROGRESS AGAINST ACCELERATION PROGRAM IN THE FIRST QUARTER  Recruited nearly 800,000 new customers across brands in North America throughour e-commerce channels Drove significant growth in China through compelling product assortments,enhanced marketing and expanded reach across direct channels and third partyonline distribution; Coach is now the number one ranked handbag brand on TmallLeveraged data and analytics to optimize marketing messaging, assortmentplanning and promotional levels to support higher AURMade further progress in creating an agile and scalable operating model, with astreamlined organizational structure and empowered teams, while optimizing ourglobal fleet; Remain on track to achieve gross run-rate savings of $300 million  Non-GAAP Financials.

   tapestry’s differentiated platform provides:        CONSUMERINSIGHTS    ACCESS TO GLOBAL TALENT    DIGITAL INFRASTRUCTURE & CAPABILITIES    GLOBALLY DIVERSIFIED SUPPLY CHAIN                    TAPESTRY IS AN enabling platform THAT ENHANCES OPPORTUNITIES FOR OUR BRANDS   15

  16  FINANCIAL OUTLOOK  In FY21, we will focus on factors within our control to create a strong foundation for profitable expansion  NEAR-TERM  drive efficiency-led profit growth    Non-GAAP Financials.     Given our strong Q1 performance and assuming a continued slow and steady recovery from the pandemic, we now project fiscal year revenue to increase at a mid-single-digit rate over prior year on both a 52-week and 53-week basis. This includes the expectation for a low double-digit sales decline in the second quarter, with a significant topline inflection in the second half.  Project gross margin expansion through deliberate actions to raise AUR while aggressively controlling SG&A, including structural changes representing $300M in gross run-rate savings, including $200M in gross savings projected in FY21.  As revenues inflect, we will drive bottom-line growth in excess of top-line gains over the planning horizon  LONG-TERM  create a flywheel

   NEAR-TERM  PRESERVE CASH    In the near-term, our priority is to preserve our cash on-hand and utilize free cash flow for revolver paydown in FY21. We will start this paydown in the second quarter.    17  CAPITAL ALLOCATION PRIORITIES    LONG-TERM  Committed to shareholder returns    Over the long-term, our strategic intent is to return to sustainable top and bottom-line growth and strong free cash flow generation, which we intend to utilize for debt paydown as well as capital return to shareholders.Our commitment to driving organic growth, profitability and shareholder value long-term is unwavering.

  18  “Given the strength of the first quarter, we are increasingly confident in our ability to drive sustainable top and bottom line growth that will create long-term value for all of our stakeholders.”  Joanne Crevoiserat, chief executive officer

   OVERVIEWbyBRAND

 Coach inspires the dreamer in all of us, connecting our modern lives with the spirit of the open road.   our vision    22

 11,000+EMPLOYEES  55+COUNTRIES  958DIRECTLY OPERATED STORES   23  As of FY20.

   coach product, geographic & channel breakdownDirect-to-consumer focused with diversified product categories & geographies   24  As of FY20. Reflects adjustments to Wholesale penetration figure from previously reported number.

 COACH MULTI-YEAR GROWTH STRATEGIES   25  Enhance brand & cultural relevance  Deepen ENGAGEMENT WITH consumers  Create INNOVATIVE & COMPELLING PRODUCT  Drive DIGITAL SALES & NEW CUSTOMER RECRUITMENT  Accelerate GROWTH IN CHINA  Enhance profitability  Exceed the expectations of our target consumers by geography and customer segments  Offer a true omnichannel experience  Tailor and optimize assortmentsEnhance marketingExpand reach across direct channels and third party online distribution  Improve AUR and increase gross margin through more focused assortments and a disciplined approach to promotionsAchieve operational excellence by right-sizing SG&A cost structure and store fleet

  26  “We’re ready to reignite the accessible luxury segment by evolving our message from one rooted in high fashion imagery to one that is inclusive, culturally relevant and consumer-centric. We will focus on authentic communications that are grounded in our values and embody the courageous spirit of New York City.”  Todd kahn, INTERIM ceo & brand president, COACH

 OUR VISION  A globally admired aspirational life & style brand, where people — our customers and teams — areat the center of everything we do.

 3,900+EMPLOYEES  35+COUNTRIES  420DIRECTLY OPERATED STORES   30  As of FY20.

   KATE SPADE product, geographic & channel breakdownOpportunity to reenergize & grow handbags, while focusing on markets with high brand awareness   31  As of FY20. Reflects adjustments to Wholesale penetration figure from previously reported number.  OTHER ASIA12%

 KATE SPADE MULTI-YEAR GROWTH STRATEGIES   32  Fulfill our promise as a lifestyle brand representing joy, optimism and colorAmplify brand messages through unique, best-in-class storytelling on a multi-category lifestyle platform  Crystallize BRAND PURPOSE & Return TO A POSITION OF STRENGTH  Instill A LASER FOCUS ON the customer  Reenergize and grow handbags & leathergoods  Lean INTO DIGITAL STRENGTH  Capture market share and improvE profitability  Foster a community of women emotionally connected to and inspired by the brand’s story and values  Reintroduce non-negotiable brand elementsRebuild core offeringCapitalize on a new Signature platform   Modernize and create engaging brand experiences across all digital platformsUnleash the power of the Kate Spade community  Acquire, reengage and retain customers, driving top and bottom line growth

  33  “I am incredibly optimistic about the long-term potential for Kate Spade. We have a brand that has a universal language of Joy, Optimism and Color. Our customers have historically deeply connected to our brand emotionally. If we embed this language in our product, marketing and customer experience, we are more confident than ever that we can delight our existing customers and attract new ones.”  Liz fraser, ceo & brand president, kate spade

 Our vision  STUART WEITZMAN IS THE EMBODIMENT OF STRENGTH IN FEMININITY – EMPOWERING AND INSPIRING WOMEN TO TAKE ON THE WORLD IN FASHIONABLE AND FUNCTIONAL FOOTWEAR.   36

 950+EMPLOYEES  40+COUNTRIES  131DIRECTLY OPERATED STORES  As of FY20.    37

 STUART WEITZMAN product, geographic & channel breakdownOpportunity to focus on key geographies & channels with a compelling footwear assortment   38  REST OF WORLD14%  As of FY20.

  39  Listen and respond to our customers’ needs in order to design beautiful and on-trend shoes  Renew REPUTATION FOR FIT, COMFORT & QUALITY  Grow KEY CATEGORIES  Restore pROFITABILITY  Strengthen RELATIONSHIP WITH WHOLESALE PARTNERS  Establish A ROBUST DIGITAL PRESENCE  Build a leading presence in boots, booties and sandalsExpand the casual assortmentDramatically simplify the product offering  Focus distribution on markets and channels of greatest opportunity, notably China where the brand has strong momentum and high margins   Provide relevant products and faster, more consistent execution  Support best-in-class multi-media content and depth of assortment  STUART WEITZMAN MULTI-YEAR GROWTH STRATEGIES

  40  “For nearly 35 years, Stuart Weitzman has empowered women to feel confident, stylish and sophisticated through its unmatched combination of fit, comfort and quality. Looking ahead, our long-term strategy centers on one principle: focus. Focus on the customer. Focus on tightening the product offering. And, focus on the most important geographic and channel opportunities.”   Giorgio sarnÉ, ceo & brand president, stuart weitzman

   corporate RESPONSIBILITY

 Built on our values of Optimism, Innovation and Inclusivity, these goals solidify our commitment to responsible citizenship, as we recognize our role as a leader in our industry to effect real, measurable change. Addressing pressing global issues and contributing to a world that is inclusive, sustainable and safe is a responsibility that we all share.  2025 CORPORATE RESPONSIBILITY STRATEGY & GOALS  OURPEOPLEOURPLANETOURCOMMUNITIES   42

 CORPORATE SOCIAL RESPONSIBILITY  OUR PROGRAM IS FOCUSED ON THREE strategic pillars  OUR PEOPLE  Having individuals from different backgrounds with different experiences around the table creates a diversity of perspectives that enrich our organization.  1  OURPLANET  Tapestry is dedicated to reducing its environmental impact across the world through continuous innovation.  2  OURCOMMUNITIES  Tapestry engages closely with the communities in which our employees live and work, helping to strengthen them.  3   43

 Build diversity in North America Tapestry and brand leadership teams by increasing the number of North America-based ethnic minority leaders to better reflect the company’s general corporate population.Reduce gender and ethnicity differences in the Employee Inclusion Index scores from our Employee Engagement Survey.Demonstrate a focus on career progression, development and mobility by filling 60% of leadership roles (VP+) internally.Enable employees to manage their work and personal life balance by achieving a global core benefit standard for self-care, parental and family care leave policies.  2025GOALS  CORPORATE SOCIAL RESPONSIBILITY  our people  1

 RECENTMILESTONES    Established an Inclusion Council to ensure that people with diverse perspectives and backgrounds are included in business decisions.Recognized on the Forbes Diversity & Inclusion List in 2019 for the third consecutive year. Achieved a score of 100 for the sixth consecutive year on the Human Rights Campaign Corporate Equality Index and designated as a Best Place to Work for LGBTQ Equality.Maintained a Board of Directors with ethnic, gender, and nationality diversity. Piloted in-person Inclusion training for our NA employees to foster a welcoming and open workplace where we fully embrace diverse perspectives to drive innovation and business results.  CORPORATE SOCIAL RESPONSIBILITY  our people  1   45

 CORPORATE SOCIAL RESPONSIBILITY  our planet  2  Achieve a 20% reduction in absolute Scope 1 & Scope 2 CO2e emissions & 20% reduction in absolute Scope 3 emissions from freight shipping over a 2017 baseline.Attain a 95% traceability & mapping of our raw materials to ensure a transparent & responsible supply chain.Ensure that 90% of leather is sourced from Silver and Gold-rated Leather Working Group tanneries.Achieve 75% recycled content in packaging and 25% reduction in North America corporate & distribution center waste.Achieve a 10% reduction in water usage across Tapestry and its supply chain.  2025GOALS    Photo courtesy of Friends of the High Line.

 RECENTMILESTONES  CORPORATE SOCIAL RESPONSIBILITY  our planet  2    Reduced our 2019 carbon footprint by 2.4% from 2018 and a total of 6.7% from our 2017 baseline.Commercialized five different lining textiles and purchased an aggregate one million pounds of REPREVE® recycled polyester for use in kate spade new york handbags, representing 27 million plastic bottles prevented from entering landfills.Increased Renewable Energy Certificate purchases from 1,335 MWh in FY18 to 3,433 MWh in FY19.Sourced 63% of leather from Leather Working Group Silver- and Gold-rated tanneries, with 79% achieving a PASS or higher.Restored 45,678 Coach products in our Carlstadt, New Jersey repair facility in fiscal 2019 (86% of all products received to repair) compared to 43,087 in fiscal 2018 (86% of all products received to repair).   47

 CORPORATE SOCIAL RESPONSIBILITY  our communities  3  2025GOALS    Dedicate 100,000 volunteer service hours completed by our employees around the globe.Give $75M in financial and product donations to nonprofit organizations globally.Provide 50,000 people crafting Coach, kate spade new york and Stuart Weitzman products access to empowerment programs during the workday.

 RECENTMILESTONES  CORPORATE SOCIAL RESPONSIBILITY  our communities  3    Donated $22M in fiscal 2019 via grants from the Coach Foundation and kate spade new york Foundation, as well as through brand product donations.Engaged our employees to volunteer over 5,750 hours, serving our communities globally.Made $429,000 in charitable donations matched through our Foundations’ employee matching gift program.In 2019, on purpose, kate spade new york’s social enterprise initiative, worked with its contract supply partner, Abahizi Rwanda, to produce over 40,000 handbags for kate spade new york. The factory is 90% female,with 85% holding leadership roles, and is a certifiedB Corporation.   49

   APPENDIX

 The Company reports information in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). The Company's management does not, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Further, the non-GAAP measures utilized by the Company may be unique to the Company, as they may be different from non-GAAP measures used by other companies. The financial information presented has been presented both including and excluding the effect of certain items impacting comparability related to the CARES Act Tax Impact and the Acceleration Program for the first quarter of fiscal year 2021 and our ERP Implementation, Organization-Related and Integration Costs and Impairment for the first quarter of fiscal year 2020. Management utilizes these non-GAAP measures to conduct and evaluate its business during its regular review of operating results for the periods affected and to make decisions about Company resources and performance. The Company believes presenting these non-GAAP measures, which exclude items that are not comparable from period to period, is useful to investors and others in evaluating the Company’s ongoing operating and financial results in a manner that is consistent with management’s evaluation of business performance and understanding how such results compare with the Company’s historical performance.    52

   GAAP to non-GAAP ReconciliationFor the quarter Ended September 26, 2020  in millions, except per share data; unaudited  GAAP BASIS(AS REPORTED)  CARES ACT TAX IMPACT  ACCELERATION PROGRAM  NON-GAAP BASIS(EXCLUDING ITEMS)  Coach   $644.9   $—  $—  $644.9  Kate Spade  154.1   —  —  154.1  Stuart Weitzman  31.2   —   —  31.2   Gross profit(1)  830.2   —   —  830.2            Coach  374.9   —  10.7  364.2  Kate Spade  130.9   —  1.0  129.9  Stuart Weitzman  31.2   —  (2.4)  33.6  Corporate  91.0  —  17.3  73.7   Selling, general and administrative expenses  628.0  —  26.6  601.4            Coach  270.0  —  (10.7)  280.7  Kate Spade  23.2  —  (1.0)  24.2  Stuart Weitzman  —  —  2.4  (2.4)  Corporate  (91.0)  —  (17.3)  (73.7)   Operating income (loss)  202.2  —  (26.6)  228.8            Provision for income taxes  (46.3)  (91.7)  (5.8)  51.2  Net income  231.7  91.7  (20.8)  160.8  Net income per diluted common share  0.83  0.33  (0.08)  0.58  (1) Adjustments within Gross profit are recorded within Cost of sales.

   GAAP to non-GAAP ReconciliationFor the quarter Ended September 28, 2019  in millions, except per share data; unaudited  GAAP BASIS(AS REPORTED)  ERP IMPLEMENTATION  ORGANIZATION-RELATED & INTEGRATION COSTS  IMPAIRMENT  NON-GAAP BASIS(EXCLUDING ITEMS)  Coach   $677.6   $—   $(0.1)  $—  $677.7  Kate Spade  191.5   —  (1.2)  —  192.7  Stuart Weitzman  45.4   —  (2.8)   —  48.2   Gross profit(1)  914.5   —  (4.1)   —  918.6              Coach  478.1   —  0.3  41.5  436.3  Kate Spade  198.7   —  0.1  25.2  173.4  Stuart Weitzman  64.7   —  (2.4)  8.9  58.2  Corporate  121.4  14.5  22.7  —  84.2   Selling, general and administrative expenses  862.9  14.5  20.7  75.6  752.1              Coach  199.5  —  (0.4)  (41.5)  241.4  Kate Spade  (7.2)  —  (1.3)  (25.2)  19.3  Stuart Weitzman  (19.3)  —  (0.4)  (8.9)  (10.0)  Corporate  (121.4)  (14.5)  (22.7)  —  (84.2)   Operating income (loss)  51.6  (14.5)  (24.8)  (75.6)  166.5              Provision for income taxes  6.6  (3.5)  (5.4)  (12.1)  27.6  Net income  20.0  (11.0)  (19.4)  (63.5)  113.9  Net income per diluted common share  0.07  (0.04)  (0.07)  (0.22)  0.40  (1) Adjustments within Gross profit are recorded within Cost of sales.